JNL Multi-Manager Emerging Markets Equity Fund

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	JNL MULTI-MANAGER EMERGING MARKETS EQUITY FUND A series of JNL Series Trust ("Trust") PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2024

This proxy is solicited on behalf of the Board of Trustees of JNL Multi-Manager Emerging Markets Equity Fund. The undersigned hereby constitutes and appoints Susan S. Rhee and Kelly L. Crosser, and each of them, as proxies for the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of JNL Multi-Manager Emerging Markets Equity Fund, to be held at 1 Corporate Way, Lansing, Michigan 48951 on October 10, 2024 at 9:00 a.m. (Eastern Time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made on the proxy card, the shares covered by the proxy card will be voted FOR the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

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PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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YOUR VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on October 10, 2024.

The Proxy Statement and the form of Proxy Card are available at:

https://www.proxy-direct.com/jac-34134

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To approve an amended fundamental policy regarding industry concentration (the “Amended Policy” or the “Proposal”).	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each stockholder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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JNL Multi-Manager Emerging Markets Equity Fund

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	JNL MULTI-MANAGER EMERGING MARKETS EQUITY FUND A series of JNL Series Trust (the "Trust") PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2024

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance companies (each a “Company”) to vote and act with respect to all shares of the JNL Multi-Manager Emerging Markets Equity Fund, that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders of the Fund to be held at the offices of the Trust located at 1 Corporate Way, Lansing, Michigan 48951 on October 10, 2024, at 9:00 a.m. Eastern Time and at any adjournments or postponements thereof.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I, III, IV and V, and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Accounts I, II and IV.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

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PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on October 10, 2024.

The Proxy Statement and the form of Voting Instruction Card are available at:

https://www.proxy-direct.com/jac-34134

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To approve an amended fundamental policy regarding industry concentration (the “Amended Policy” or the “Proposal”).	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each stockholder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

Scanner bar code

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